UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2011

RADIANT LOGISTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50283	04-3625550

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

405 114th Avenue SE, Third Floor, Bellevue, WA 98004
(Address of principal executive offices) (zip code)

                                    (425) 462-1094
(Registrant’s telephone number, including area code)

                                   Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

GENERAL EXPLANATION

The purpose of this Report is to amend the registrant’s Current Report on Form 8-K dated December 7, 2011 relative to the acquisition of ISLA International, ltd. This Report amends the information provided under Items 9.01(a) and 9.01(b).

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.
(i)	The financial statements of the acquired business, ISLA International, Ltd., were previously included within Item 9.01 (a) of Form 8-K filed with the Securities and Exchange Commission by the Company on December 7, 2011.
(ii)	ISLA International, Ltd., Interim Financial Statements as and for the nine months ended September 30, 2011 and 2010.

(b)	Pro forma financial information

ISLA International, Ltd

Interim Financial Statements provided under Item 9.01(a)(ii)

ISLA INTERNATIONAL, LTD.

Financial Statements (unaudited)

Nine Months Ended September 30, 2011 and 2010

ISLA INTERNATIONAL, LTD.

Table of Contents

Page

Financial Statements (unaudited):

Balance Sheets	1

Statements of Operations	2

Statements of Changes in Partners’ Capital	3

Statements of Cash Flows	4

Notes to Financial Statements	5 - 10

ISLA International, Ltd.

Balance Sheets

September 30, 2011 and 2010

	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$988,288	$206,411
Accounts receivable, net	4,205,652	4,114,803

Total current assets	5,193,940	4,321,214

Property and equipment, net	154,984	194,180

Other assets	2,500	3,000

	$5,351,424	$4,518,394

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Accounts payable and accrued transportation costs	$1,613,882	$1,815,369
Accrued expenses	419,962	319,605

Total current liabilities	2,032,173	2,134,974

PARTNERS’ CAPITAL	3,317,580	2,383,420

	$5,351,424	$4,518,394

See accompanying notes to the financial statements.

ISLA International, Ltd.

Statements of Operations

Nine Months Ended September 30, 2011 and 2010

	2011	2010

Revenues	$20,134,168	$17,085,000

Cost of transportation	15,110,538	12,974,485

	5,023,630	4,110,515

Operating expenses:
Selling expenses	672,099	739,217
Salaries and wages	1,129,965	1,024,657
Royalties	613,412	551,513
Insurance & employee benefits	70,220	49,128
Depreciation and amortization	32,070	32,320
General and administrative expenses	782,068	548,453

	3,299,834	2,945,288

Net income	$1,723,796	$1,165,227

See accompanying notes to the financial statements.

ISLA International, Ltd.

Statements of Changes in Partners' Capital

Nine Months Ended September 30, 2011 and 2010

	1% General	99% Limited
	Partner	Partner	Total

Partners' capital, December 31, 2009	$45,929	$3,046,995	$3,092,924

Net income	11,652	1,153,575	1,165,227

Partner distributions	-	(1,700,000)	(1,874,731)

Partners' capital, September 30, 2010	57,581	2,500,570	2,558,151

Net income	8,356	827,277	835,633

Partner contributions	-	-	-

Partners' capital, December 31, 2010	65,937	3,327,847	3,393,784

Net income	17,238	1,706,558	1,723,796

Partner distributions	-	(1,800,000)	(1,800,000)

Partners' capital, September 30, 2011	$83,175	$3,234,405	$3,317,580

See accompanying notes to the financial statements.

ISLA International, Ltd.

Statements of Cash Flows

Nine Months Ended September 30, 2011 and 2010

	2011	2010
Cash flows from operating activities:
Net income	$1,723,796	$1,165,227
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	32,070	32,320
Changes in operating assets and liabilities:
Trade and other receivables	(1,238,369)	(1,796,177)
Other assets	2,634	2,634
Accounts payable and accrued transportation costs	733,951	1,160,217
Accrued expenses	54,403	68,479

Net cash provided by operating activities	1,308,485	632,700

Cash flows from investing activities:
Purchases of property and equipment	(3,453)	(3,723)

Cash flows from financing activities:
Partner distributions	(1,800,000)	(1,874,731)

Decrease in cash and cash equivalents	(494,968)	(1,245,754)

Cash and cash equivalents, beginning of period	$1,483,256	$1,452,165

Cash and cash equivalents, end of period	$988,288	$206,411

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the period for income taxes	$27,101	$18,005

See accompanying notes to the financial statements.

ISLA International, Ltd.

Notes to Financial Statements

September 30, 2011 and 2010

Note 1 - Organization and Basis of Presentation

The Company

ISLA International, Ltd. (the Company) is a limited partnership located in south Texas. The Company is part of national transportation franchise network and specializes in arranging a wide variety of non-asset based freight transportation and logistics services to customers in south Texas and Mexico.

Basis of presentation

The accompanying financial statements have been prepared on the accrual basis of accounting, which is in conformity with accounting principles generally accepted in the United States of America (US GAAP).

Note 2 - Summary of Significant Accounting Policies

Cash and cash equivalents

For purposes of the statements of cash flows, cash equivalents include all highly-liquid investments with original maturities of three months or less.

Use of estimates

The preparation of financial statements and related disclosures in accordance with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Such estimates include accruals for the cost of purchased transportation, accruals for royalty payments, the assessment of the recoverability of long-lived assets, and the establishment of an allowance for doubtful accounts. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary. Actual results could differ from those estimates.

Fair value of financial instruments

The fair values of the Company’s receivables, accounts payable and accrued transportation costs and accrued expenses approximate the carrying values due to the relatively short maturities of these instruments.

Concentrations

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally-insured limits. The Company has not experienced any losses in such accounts.

ISLA International, Ltd.

Notes to Financial Statements

September 30, 2011 and 2010

Accounts receivable

The Company’s receivables are recorded when billed and represent claims against third parties that will be settled in cash. The Company does not require collateral from its customers. The carrying value of the Company’s receivables, net of the allowance for doubtful accounts, represents their estimated net realizable value. The Company evaluates the collectability of accounts receivable on a customer-by-customer basis. The Company records a reserve for bad debts against amounts due to reduce the net recognized receivable to an amount the Company believes will be reasonably collectible. The reserve is a discretionary amount determined from the analysis of the aging of the accounts receivables, historical experience and knowledge of specific customers. The reserve for bad debts totaled $115,500 and $91,400 at September 30, 2011 and 2010, respectively.

Property and equipment

Technology (computer software, hardware, and communications), furniture, equipment, and leasehold improvements are stated at cost, less accumulated depreciation and amortization over the estimated useful lives of the respective assets. Depreciation is computed using five to seven year lives for vehicles, communication, office furniture, and computer equipment on the straight line basis. Computer software is depreciated over a three year life using the straight line method of depreciation. For leasehold improvements, the cost is amortized over the shorter of the lease term or useful life on a straight line basis. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss, if any, is reflected in other income or expense.

Expenditures for maintenance, repairs and renewals of minor items are charged to expense as incurred. Major renewals and improvements are capitalized.

Long-lived assets

The Company reviews long-lived assets to be held-and-used for impairment whenever events or changes in circumstances indicate the carrying amount of the assets may not be recoverable. If the sum of the undiscounted expected future cash flows over the remaining useful life of a long-lived asset is less than its carrying amount, the asset is considered to be impaired. Impairment losses are measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risks associated with the recovery of the asset. Assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell. Management has performed a review of all long-lived assets and has determined no impairment of the respective carrying value has occurred as of September 30, 2011 or 2010.

ISLA International, Ltd.

Notes to Financial Statements

September 30, 2011 and 2010

Income taxes

The Company has elected to be treated as a subchapter S Corporation for federal income tax purposes. Items of income or loss are passed through to the partners in accordance with their respective equity interest and reported in his individual federal and state income tax returns.

Tax positions initially need to be recognized in the financial statements when it is more-likely-than-not the positions will be sustained upon examination by the tax authorities. At September 30, 2011, the Company is no longer subject to income tax examinations by tax authorities for years prior to 2007. Interest and penalties related to uncertain tax positions will be recognized in income tax expense, if applicable. At September 30, 2011 and 2010, no uncertain tax positions have been identified and therefore, no amounts were recognized during the years then ended.

The Company is subject to Texas gross margin tax. No margin tax expense was accrued during the interim periods ended September 30, 2011 or 2010.

Deferred tax assets and liabilities are determined based on the tax effect of differences between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates. Deferred tax expense (benefit) is the result of changes in deferred tax assets and liabilities. As of September 30, 2011 and 2010, the tax effect of these differences was not material.

Revenue recognition and purchased transportation costs

The Company is the primary obligor responsible for providing the service desired by the customer and is responsible for fulfillment, including the acceptability of the service(s) ordered or purchased by the customer. At the Company’s sole discretion, it sets the prices charged to its customers and is not required to obtain approval or consent from any other party in establishing its price. The Company has multiple suppliers for the services it sells to its customers, and has the absolute and complete discretion and right to select the supplier that will provide the product(s) or service(s) ordered by a customer, including changing the supplier on a shipment-by-shipment basis. In most cases, the Company determines the nature, type, characteristics, and specifications of the service(s) ordered by the customer. The Company also assumes credit risk for the amount billed to the customer.

As a non-asset based carrier, the Company does not own transportation assets. The Company generates the major portion of its freight revenues by purchasing transportation services from direct (asset-based) carriers and reselling those services to its customers. Based upon the terms in the contract of carriage, revenues related to shipments where the Company issues a Bill of Lading are recognized at the time the customer is invoiced for the service provided.

ISLA International, Ltd.

Notes to Financial Statements

September 30, 2011 and 2010

Costs related to the shipments are also recognized at this same time based upon anticipated margins, contractual arrangements with direct carriers, and other known factors. The estimates are routinely monitored and compared to actual invoiced costs. The estimates are adjusted as deemed necessary by the Company to reflect differences between the original accruals and actual costs of purchased transportation.

This method generally results in recognition of revenues and purchased transportation costs later than the preferred methods under US GAAP which recognize revenue upon proof of delivery. The Company’s method of revenue and cost recognition does not result in a material difference from amounts that would be reported under such other methods.

Shipping and handling costs

Shipping and handling costs are included in cost of goods sold.

Note 3 - Property and Equipment

Property and equipment consisted of the following at September 30:

	2011	2010

Vehicles	$60,843	$60,843
Technology and office equipment	42,871	40,116
Furniture and fixtures	67,810	67,810
Leasehold improvements	222,855	222,831
	394,379	391,600

Less accumulated depreciation and amortization	239,395	197,420

Property and equipment, net	$154,984	$194,180

Depreciation and amortization expense related to property and equipment was $32,320 and $32,070 for the nine month periods ended September 30, 2011 and 2010, respectively.

ISLA International, Ltd.

Notes to Financial Statements

September 30, 2011 and 2010

Note 4 - Leases

Operating leases

The Company leases its office and warehouse facilities under a non-cancelable operating lease agreement with unrelated third parties expiring July 2013.

Rent expense on these leases was $95,472 for each of the nine months ended September 30, 2011 and 2010.

Future minimum rentals are summarized below:

Years Ending	Total

2011	$31,824
2012	127,296
2013	74,256

$233,376

Note 5 - Employee Benefit Plans

The Company has adopted an employee benefit plan under Section 401 of the Internal Revenue Code, whereby participants may contribute a percentage of compensation, but not in excess of the maximum allowed. The plan provides for a matching contribution by the Company. Company contributions were $4,815 and $4,079 for the nine months ended September 30, 2011 and 2010, respectively.

Note 6 - Franchise Agreement

The Company operates under a franchise agreement with a national transportation franchisor. The agreement requires the payment of royalties to the franchisor by the 10th day of each calendar month equal to 9% to 16.5% of the gross profit margin for the preceding month based on shipment weight and location. In return, the Company receives the benefit of national marketing campaigns and access to proprietary operating systems and referrals from the franchisors website. The agreement, which expired in March 2011, contains an option to extend five additional years. The Company has not exercised its option to extend and is operating under the month to month clause in the franchise agreement.

ISLA International, Ltd.

Notes to Financial Statements

September 30, 2011 and 2010

Note 7 - Subsequent Event

In December 2011, the Company entered into an Asset Purchase Agreement with Radiant Logistics, Inc. and agreed to sell certain Company assets and all of the Company's operations. The consideration for the sale includes cash, assumption of certain liabilities including the exit fee due to franchisor for cancellation of the Company’s franchise agreement, and certain additional contingent cash payments based on the Company’s future performance.

Radiant Logistics, Inc.

Unaudited Pro Forma Condensed
Consolidated Financial Information provided under Item 9.01(b)

Basis of Presentation

On December 1, 2011, through our Radiant Global Logistics, Inc. operating subsidiary, Radiant Logistics, Inc. acquired Isla International, Ltd., (“ISLA”) in an Asset Purchase Agreement which we acquired the assets and business operations of Isla International, Ltd., a privately-held limited partnership based in Laredo, Texas, in a transaction valued up to $15.0 million.

The assets acquired from ISLA consist of primarily goodwill, other intangible assets such as customer lists, leasehold improvements and office equipment. Accounts receivable were not acquired and Accounts Payable were not assumed. The consideration paid by the company at the closing of the transaction was $7.7 million in cash; $1.3 million in Company stock payable on the three-month anniversary of the closing; and an additional $6.0 million payable over the next four years in a combination of cash and Company common stock based on the future performance of the acquired operation.

The Company may, at its sole option, elect to satisfy up to 25 percent of each of the performance-based payments through the issuance of the Company’s common stock valued based upon a 30-day volume weighted average price to be calculated preceding the delivery of the shares.  The transaction was financed through the issuance of $10.0 million in subordinated debt from Caltius Mezzanine. The agreement was entered into on an arm’s-length basis as no material relationship otherwise existed between us and Isla International prior to the transaction.

The accompanying unaudited pro forma condensed balance sheet as of September 30, 2011 gives effect to the acquisition of assets from ISLA International, Ltd. ("ISLA") by Radiant Logistics, Inc. (the "Company") as if the acquisition occurred on that date. The accompanying unaudited pro forma condensed statements of operations for the nine months ended September 30, 2011 and the year ended December 31, 2010, give effect to the acquisition as if it occurred on the first day of each period presented.

Pro forma adjustments have been limited to only those adjustments that are: directly attributable to the transaction, factually supportable, and in the case of pro forma income statement adjustments, expected to have a continuing impact on the Company’s financial results.

The unaudited pro forma condensed financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the acquisition had occurred on the first day of each period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

1)	Accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements;
2)	The Company’s historical audited consolidated financial statements and notes thereto included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2011, as filed with the Securities and Exchange Commission on October 7, 2011; and
3)	Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2011, including at Item 9.01(a) the ISLA historical audited financial statements and notes for the fiscal years ended December 31, 2010 and 2009.

RADIANT LOGISTICS, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Three months ended September 30, 2011
(amounts in thousands, except share and per share information)

	Historical Statements

	Radiant Logistics, Inc.	ISLA International, Ltd.	Pro Forma Adjustments		Pro Forma Consolidated
Revenue	$71,833	$7,668	$-		$79,501
Cost of transportation	50,594	5,732	-		56,326

Net revenues	21,239	1,936	-		23,175

Agent commissions	13,893	-	-		13,893
Royalty payments	-	209	(209)	(a)	-
Personnel costs	3,176	489	-		3,665
Selling, general and administrative expenses	2,661	507	-		3,168
Depreciation and amortization	390	11	488	(c)	889

Total operating expenses	20,120	1,216	279		21,615

Income from operations	1,119	720	(279)		1,560

Other expense	(14)	-	(89)	(b)	(441)
			(338)	(d)

Income before income tax expense	1,105	720	(706)		1,119

Income tax benefit (expense)	(402)	-	(5)		(407)

Net income	703	720	(711)		712

Less: Net income attributable to non-controlling interest	(48)	-	-		(48)

Net income attributable to Radiant Logistics, Inc.	$655	$720	$(711)		$664

Basic earnings per common share	0.02				0.02

Diluted earnings per common share	0.02				0.02

Basic weighted average common	31,676,438		1,052,083 (f)		32,728,521
shares outstanding

Diluted weighted average common	34,609,965		1,052,083 (f)		35,662,048
shares outstanding

(a)	Eliminate Royalty Fees
(b)	Amortization of Debt issuance costs & OID
(c)	To reflect amortization of acquired identifiable intangibles
(d)	Interest expense on $10M for the quarter @ 13.5%
(e)	To reflect taxes
(f)	To reflect the issuance of 552,083 shares in connection with the acquisition of ISLA to equity, and 500,000 shares of equity to Caltius in connection with financing

RADIANT LOGISTICS, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

Three months ended September 30, 2011

(amounts in thousands)

	Historical Statements

	Radiant Logistics, Inc.	ISLA International, Ltd.	Pro Forma Adjustments		Pro Forma Consolidated

Current assets:
Cash and cash equivalents	$504	$988	$10,000	(a)	$1,962
			(7,657)	(e)
			(547)	(c)
			(338)	(i)
			(988)	(j)
Accounts receivable, net	42,571	4,206	(4,206)	(j)	42,571
Current portion of employee receivable	34	—			34
Current portion of station receivable and other receivables	79	—			79
Income tax deposit	511	—			511
Prepaid expenses and other current assets	3,139	—	(50)	(c)	3,089
Deferred tax asset	1,151	—			1,151

Total current assets	47,989	5,194	(3,786)		49,397

Furniture and equipment, net	1,628	155			1,783

Goodwill and acquired intangibles, net	9,239	—	7,657	(e)	21,653
			1,325	(f)
			4,075	(g)
			(488)	(h)
			(155)	(k)
Employee receivable	100	—			100
Station receivable and other receivables	105	—			105
Investment in real estate	40	—			40
Deposits & other assets	356	3	(3)	(j)	356

	$59,457	$5,352	$8,625		$73,434

Current liabilities:
Accounts payable and accrued transportation costs	$30,494	$1,737	$(1,737)	(j)	$30,494
Commission payable	3,611	—			3,611
Accrued expenses	1,888	296	(296)	(j)	1,888
Due to former shareholders of acquired operations	2,142	—			2,142
Notes payable due former DBA shareholders	767	—			767
Other current liabilities	137	—			137
Earnout liability - Isla - current	—	—	—	(g)	—

Total current liabilities	39,039	2,033	(2,033)		39,039

Other Long-term debt	10,928	—			10,928
Notes payable due former DBA shareholders	1,534	—			1,534
Notes payable due CALTIUS	—	—	10,000	(a)	10,000
Origional Issue Discount - CALTIUS	—	—	(1,175)	(b)	(1,116)
			59	(d)
Debt Issuance Costs			(597)	(c)	(567)
			30	(d)
Deferred rent liability	631	—			631
Deferred tax liability	343				343
Earnout liability - Isla - long term	—	—	4,075	(g)	4,075
Other long term debt	105	—	—		105

Total liabilities	52,580	2,033	10,359		64,972

Stockholders' equity
Common stock	18	1	1	(f)	20
			1	(b)
			(1)	(j)
Additional paid in capital	11,085	11	1,174	(b)	13,583
			1,324	(f)
			(11)	(j)
Treasury stock	(1,407)	—			(1,407)
Accumulated earning (deficit)	(2,960)	3,307	(3,307)	(j)	(3,875)
			(59)	(d)
			(30)	(d)
			(488)	(h)
			(338)	(i)

Noncontrolling interest	141	—			141

Total stockholders' equity	6,877	3,319	(1,734)		8,462

Balance	—	—	—		—

(a)	To reflect funds borrowed from CALTIUS - Notes Payable at $10M
(b)	To reflect OID of $1,175,000 paid in Radiant Stock, 500,000 shares
(c)	To reflect costs directly associated with the transaction
(d)	To reflect amortization of OID & Debt Issuance Costs
(e)	To reflect $7.7 million of payments made to former shareholders and buyout of contract in connection with the transaction
(f)	To reflect $1.325 million in stock issued to former shareholder of Isla International, Ltd.
(g)	To reflect the $4.1 million in earnout payments anticipated to be paid to former ISLA shareholders
(h)	To reflect amortization of acquired identifiable intangibles
(i)	To reflect incremental interest expense for the quarter at 13.5% associated with borrowings for the $10.0 million in cash paid at closing
(j)	To reflect assets, liabilities and equity not assumed in this asset purchase
(k)	To reflect reduction in goodwill for assets purchased

RADIANT LOGISTICS, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended June 30, 2011
(amounts in thousands, except share and per share information)

	Historical Statements

	Radiant Logistics, Inc.	ISLA International, Ltd.	Pro Forma Adjustments		Pro Forma Consolidated
Revenue	$203,820	$25,741	$-		$229,561
Cost of transportation	141,316	19,129	-		160,445

Net revenues	62,504	6,612	-		69,116

Agent commissions	42,353	783	(783)	(a)	42,353
Personnel costs	7,734	1,381	-		9,115
Selling, general and administrative expenses	5,335	1,916	-		7,251
Transition costs associated with DBA acquisition	583	-	-		583
Depreciation and amortization	1,325	43	1,926	(c)	3,294

Total operating expenses	57,330	4,123	1,143		62,596

Income from operations	5,174	2,489	(1,143)		6,520

Other expense	(138)	-	(356)	(b)	(1,844)
			(1,350)	(d)

Income before income tax expense	5,036	2,489	(2,849)		4,676

Income tax benefit (expense)	(2,025)	27	282	(e)	(1,716)

Net income	3,011	2,516	(2,567)		2,960

Less: Net income attributable to non-controlling interest	(159)	-	-		(159)

Net income attributable to Radiant Logistics, Inc.	$2,852	$2,516	$(2,567)		$2,801

Basic earnings per common share	0.09				0.09

Diluted earnings per common share	0.09				0.08

Basic weighted average common	30,424,020		1,052,083 (f)		31,476,103
shares outstanding

Diluted weighted average common	32,021,404		1,052,083 (f)		33,073,487
shares outstanding

(a)	Eliminate Royalty Fees
(b)	Amortization of Debt issuance costs & OID
(c)	To reflect amortization of acquired identifiable intangibles
(d)	To reflect incremental interest expense for the year at 13.5% associated with borrowings for the $10.0 million in cash paid at closing
(e)	To reflect taxes
(f)	To reflect the issuance of 552,083 shares in connection with the acquisition of ISLA to equity, and 500,000 shares of equity to Caltius in connection with financing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 10, 2012.	Radiant Logistics, Inc.

/s/ Bohn H. Crain

Bohn H. Crain
Chairman and Chief Executive Officer